ChromaDex.



Investor Presentation

Nasdaq: **CDXC** | March 2018

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 30, 2017, expected to be filed with the Securities and Exchange Commission (the "Commission") on March 15, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this presentation.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

The Science of Youth

- Pioneering technologies that improve the way we age.
- Focused on NAD and its central role in the maintenance of human health.
- NIAGEN® is our propriety compound that is clinically shown to be a highly efficient way to safely elevate levels of NAD.
- Scientific Advisory Board is led by Nobel Laureate Dr. Roger Kornberg.
- **TRU NIAGEN®** is our global consumer brand, launched in 2017.
- Global Anti-Aging market was $250 billion in 2016.[1]

[1] Orbis Research, "Global Anti-Aging Market Research Report and Forecast to 2017-2022," June 19, 2017

ChromaDex. TN TRU

The Critical Role of NAD

- Nicotinamide adenine dinucleotide (NAD) is a coenzyme found in every living cell.
- NAD is mission-critical for cellular health.
- NAD declines as we age.
- When NAD levels are low, cells don't function optimally.
- Scientists now understand that low NAD or relative NAD-deficiency may be associated with many health-related problems of aging (e.g. Alzheimer's, hypertension, obesity, diabetes, etc.).


Science
WHY WE
AGE

"Nicotinamide adenine dinucleotide (NAD^+) is a coenzyme found in all living cells... Cellular NAD^+ concentrations change during aging, and modulation of NAD^+ usage or production can prolong both health span and life span."

Dr. Eric Verdin, Gladstone Institutes
Abstract from *Science* 4 December 2015

NAD Levels Respond to Stress

NAD levels rise

- Calorie restriction/fasting
- Glucose deprivation
- Exercise

NAD levels decline

- Aging
- Obesity/overnutrition
- Noise injury
- Alcohol
- Mitochondrial diseases

Scientists attribute declines in NAD to age-associated pathologies.


NAD⁺ (ng/mg protein)
10
5
0
0
40
80
Age

Verdin, E., *NAD(+) in aging, metabolism, and neurodegeneration.* Science, 2015. **350**(6265): p. 1208-13.; Fang et al. NAD+ in aging: molecular mechanisms and translational implications. Trends in Molecular Medicine, 2017; Massudi et al. *Age-associated changes in oxidative stress and NAD+ metabolism in human tissue. PLoS One, 2012. 7(7): p. e42357*

TRU NIAGEN.

Declines in NAD are Documented in a Wide Range of Conditions

NAD

AGING
Brain ~63-90%
Cerebral spinal fluid ~91%
Heart ~30-40%
Liver ~40-90%
Pancreas ~80-85%
Muscle ~30-80%
Adipose ~55-75%
Spleen ~35-40%
Kidney ~15-20%
Lung ~20-25%

DUCHENNE MUSCULAR DYSTROPHY MODEL
Muscle ~45-75%

HEART FAILURE
Heart ~30%

NOISE INJURY
Cochlea ~40-50%

OBESITY
Liver unchanged ~85%
Muscle unchanged ~85%
Adipose ~15-20%

Decreases in tissue NAD levels by tissue and condition (as a % of normal) are published in Yoshino et al. *Cell Metabolism* (2017), https://doi.org/10.1016/j.cmet.2017.11.002; Diguet, N., et al. *Circulation*, 2017, https://doi.org/10.1161/CIRCULATIONAHA.116.026099

ChromaDex. TRU NIAGEN


TRUNIAGEN.COM
TRU
NIAGEN
Age Better*
Dietary Supplement
60 Vegetarian Capsules

Our Solution :

TRU NIAGEN®

Safe

NIAGEN is the only proprietary nicotinamide riboside approved as a New Dietary Ingredient and that has achieved GRAS status

Effective

NIAGEN increases NAD

Patented

14 licensed global patents or patents pending

NIAGEN Raises NAD Levels in Humans

Human Clinical Conclusions

- NIAGEN raised levels of NAD in a dose response fashion
- Levels remained elevated over duration of the study
- Confirmed safe for daily use



NAD CONCENTRATION (MG/ML)
55
50
45
40
35
30
25
20
Baseline
Week 1
Week 2
Week 8
WEEK OF STUDY
1000 mg
300 mg
100 mg
Placebo

Trial was based on four groups of 140 patients, over eight weeks, and was double-blind, placebo controlled, parallel arm. Dosages were 100, 300 or 1,000 mg per day, in addition to a placebo group.

ChromaDex. TRU

Areas of Study

- Alzheimer's Disease
- Heart Failure
- Weight Loss
- Breast Cancer
- Chemotherapy Induced Neuropathy
- Diabetes
- Diabetic Neuropathy
- Parkinson's Disease
- Traumatic Brain Injury
- Mitochondrial Myopathy
- Cockayne Syndrome
- Melanoma
- Steatosis
- Immune Response
- Muscle Physiology
- Browning of Adipocytes
- Progeria

140+ Pre-Clinical & Clinical Studies in Progress on NR

Represents $50 Million of Non-Paid Research

NIH National Institute on Aging
University of Birmingham
St. Jude Medical
UC Irvine
Massachusetts Institute of Technology
UC Davis University of California
Dartmouth
University of Colorado 1876
Cornell University Founded A.D. 1865
Mayo Clinic
Buck Institute for Research on Aging
The University of Iowa
University of Minnesota
University of Copenhagen
University of Washington
McLean Hospital Harvard Medical School Affiliate
Harvard Medical School
University of Cambridge
Washington University in St. Louis
The Scripps Research Institute

NIAGEN® has Reached the Significant Milestone of **16 Independent Human Investigations**

Pre-clinical Research

N >> 100

More than 100 publications contain 'nicotinamide riboside' in the title or abstract listed on Pub Med.

Human Studies

N > 16

Sixteen trials are registered on clinicaltrials.gov

At least 7 more are in planning and not yet registered

Clinical Efficacy Studies

N > 10

Pharmacokinetic studies led the way

Today there at least 10 studies ongoing that will examine efficacy outcomes

Brain, Cardiovascular Health, and Obesity are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	OBESITY
# of Human Studies	**N=7**	**N=4**	**N=2**
Conditions Studied	Mild cognitive impairment (Alzheimer's disease) Neuropathy pain Brain energetics (traumatic injury, other neurological)	Hypertension Arterial stiffness Heart failure	Insulin sensitivity Body composition

*Based on trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Our Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Dr. Matthew Roberts
Innovation Executive
Abbott, Nestle, NBTY

Senior Scientific Advisor, Nestle Research Center

Strong Patent Protection

- **14 licensed global patents or patents pending, including:**
  - Synthetic manufacture of NR
  - Manufacture of NR via recombinant microorganisms
  - NR for increasing NAD+ biosynthesis
  - Compositions comprising NR
  - NR for treatment diseased and/or injured neurons
- **Continue to invest in R+D**
  - Be on forefront of NAD research
  - Expand our pipeline of additional NAD precursors
  - Expand our patent portfolio

The Business of Youth

- **Billions spent worldwide on Looking, Acting and Feeling Younger**
- Anti-Aging Market was $250 billion worldwide in 2016[1]
  - Skin care, cosmetic surgery, hair restoration, fitness, vitamins & supplements, etc.
  - Gym memberships - $28 billion US[2], $84 billion global[3]
  - Cosmetic surgery - $16 billion US[4], over $22 billion global[5]
  - Exercise equipment - $3.8 billion US[6], $10.2 billion global[7]
  - Vitamins & Supplements - $30 billion US[8], over $91 billion global[8]
- Worldwide Anti-Aging Market is expected to grow at CAGR of 5.8% through 2021 to $330 billion[1]

[1]Orbis Research, "Global Anti-Aging Market Research Report and Forecast to 2017-2021," June 19, 2017. [2]International Health, Raquetball and Sportsclub Association, April 2017. [3]"Wellness Creative Company, Fitness Market 2017," April 2017. [4]American Society of Plastic Surgeons, April 12, 2017. [5]Bharat Book Bureau, Global Cosmetic Surgery and Service Market Report, 2015-2019. [6]"United States Fitness Equipment Market" by Esticast Research & Consulting; [7]"Fitness Equipment Market" by Esticast Research & Consulting; [8]Euromonitor in select targeted markets.

TRU NIAGEN® Brand

SCIENTIFIC
+ Breakthrough Science
+ Leading Scientists
+ Thought Leaders

TRUSTWORTHY
+ TRU NIAGEN is safe
+ TRU NIAGEN works
+ Transparent

Growth Drivers

- Growing Body of Human Clinical Research on Benefits of NR
- Higher Consumer Awareness of the Benefits of NIAGEN & **TRU NIAGEN®**
- Expanding Awareness of **TRU NIAGEN®** Brand
- Expanding Distribution with Strategic Partners in New Global Markets
- Enter New Categories : Medical Food, Fortified Food & Beverages, Pet Food, Measuring Devices, etc.

Raise Awareness of the TRU NIAGEN® Brand with Global Marketing

Rapidly Launch TRU NIAGEN® in New International Markets Over the Next Few Years

Our Target Consumer



JOAN

AGE 55+, HEALTHY

Desires – Easing concerns about the long term effects of aging and staying well.



SARAH

AGE 40-50

Desires – Maintaining youthful appearance and staying physically active.



CHARLIE

AGE 40-55

Desires - Optimizing health to perform at mentally and physically peak levels.

U.S. e-Commerce Marketing


truniagen.
com
Amazon.com
+
Online
Shopping
Social
Media
Influencers
+
Key Opinion
Leaders
Paid Search
+
Display
Advertising
Sponsored
Content
Earned
Content
CONSUMER

Building a Global Brand



PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
SINGAPORE
Watsons
TRU
PARTNERSHIPS
PARTNERSHIPS
PARTNERSHIPS

Management Team



Frank Jaksch
Chief Executive Officer



Mark Friedman
General Counsel, Corporate Secretary



Rob Fried
President, Chief Operating Officer



Kevin Farr
Chief Financial Officer



Troy Rhonemus
Executive Vice President



Amy Boileau, PhD., RD
Vice President, Research & Development

Financial Highlights

Recent Results: 2017 vs. 2016

Q4 Results



Net Revenues ($M)
$4.5
+69%
$7.5
Q4 2016
Q4 2017



% of Revenue
Q4 2016
27% Core
24% Other Ingredients
49% NIAGEN Ingredient
Q4 2017
15% Core
10% Other Ingredients
40% NIAGEN Ingredient
35% TRU NIAGEN

Full Year Results



Net Revenues ($M)
$21.7
-2%
$21.2
FY 2016
FY 2017



% of Revenue
FY 2016
23% Core
26% Other Ingredients
51% NIAGEN Ingredient
FY 2017
22% Core
16% Other Ingredients
36% NIAGEN Ingredient
26% TRU NIAGEN

Recent Results: 2017 vs. 2016 cont'd

Q4 Operating Performance > We continue to invest ahead of growth in R+D, marketing and G+A


Gross Margin % of Net Sales
45%
51%
+600 BPTS
Q4 2016
Q4 2017
R+D ($M)
$0.5
$1.5
+$1.0
Q4 2016
Q4 2017
Marketing ($M)
$0.4
$2.4
+$2.0
Q4 2016
Q4 2017
G+A ($M) (1)
$3.3
$8.8(2)
+$5.5
Q4 2016 Q4 2017
Total Operating Expense ($M) (1)
$4.2
$12.6
+$8.4
Q4 2016
Q4 2017
Operating Loss ($M) (1)
Q4 2016
Q4 2017
$(2.2)
-$6.6
$(8.8)

(1) Includes $0.3M and $3.4M of equity compensation for Q4 2016 and Q4 2017, respectively.

(2) Includes $1.6M related to litigation expenses

Full Year Operating Performance


Gross Margin % of Net Sales
48%
49%
+100 BPTS
FY 2016
FY 2017
R+D ($M)
$2.5
$4.0
+$1.5
FY 2016
FY 2017
Marketing ($M)
$1.6
$4.5
+$2.9
FY 2016
FY 2017
G+A ($M) (3)
$9.2
$17.6 (4)
+$8.4
FY 2016
FY 2017
Total Operating Expense ($M) (3)
$13.3
$26.9
+$13.6
FY 2016
FY 2017
Operating Loss ($M) (3)
FY 2016
FY 2017
$(2.9)
-$13.5
$(16.4)

(3) Includes $1.2M and $4.6M of equity compensation for FY 2016 and FY 2017, respectively.

(4) Includes $3.3M related to litigation expenses

"Billion Dollar Plus" Opportunity

POPULATION (7.6 B Globally)

In our target markets:

2.9 billion total population
1.4 billion over age of 40
.0018% = 2.5 million users
One bottle/month @ $40 Avg price

$40/month = $1.20 billion in annual TRU NIAGEN® sales

COMPARABLE PRODUCTS

In our target markets:

$49.1 B in dietary supplements
$8.3 B in "tonics"
$3.1 B in Vitamin B
$1.3 B in Vitamin D
$3.0 B in Fish Oil

1.6% of total = $1.04 billion in annual TRU NIAGEN® sales

THE BUSINESS OF YOUTH

Globally

Anti-aging spending is $250 billion per year (skin care, cosmetic surgery, hair replacement, fitness, vitamins, supplements, etc.

Projected over $330 B by 2021

0.3% of total = $1.0 billion in annual TRU NIAGEN® sales

Targeting Revenue of $1 Billion Long Term

2018 Outlook

- Started 2018 with $45 million in cash
- Significant growth, skewed to back-half of year.
- Gross profit % of net sales expanding
- Investment spending ahead of revenue growth
  - Marketing
  - Global infrastructure
  - Capabilities
  - R&D
  - Protecting/managing patent portfolio and trademarks

Case Study: Martek and Omega 3



Demand for fish oil rising
Annual sales of fish oil and omega fatty acid supplements in billions of dollars
1.15
1.0
0.5
0.13
0
2002
2014
Source: Euromonitor
THE WASHINGTON POST

Source: Washington Post, July 8, 2015



($ Millions)
Martek Sales From 2002 to 2006
$300
$250
$200
$150
$100
$50
$-
CAGR 54%
$46
$112
$171
$204
$256
2002
2003
2004
2005
2006

Source: Martek Biosciences for 10-K for year ending October 2006

Key Statistics

Trading Data (@ Mar 8, 2018)	
Stock Price	$5.16
52 Week High/Low	$7.24/$2.26
Avg. Daily Vol. (3 mo.)	466,635
Shares Outstanding	53.8M
Public Float (excl. >5% owners)	63%
Insider Holdings	37%

Valuation Measures	
Market Cap	$277.6M
Enterprise Value*	$232.2M
EV/Revenue (LTM)	11.0X
EV/Adj. EBITDA (LTM)	N/M
P/E (LTM)	N/M

Financial Highlights (@ Dec 30, 2017)	
Net Sales (LTM)	$21.2M
Adj. EBITDA (LTM)	($5.9M)
EPS (LTM)	($0.26)
Cash & Equiv.	$45.4M
Total Assets	$62.7.M
Total Debt	None
Total Liabilities	$8.9M
Equity	$53.8M



Contact Info

Andrew Johnson
Director of Investor Relations
T: +1.310.388.6706 Ext. 661
AndrewJ@chromadex.com
www.chromadex.com

